Exhibit 10.3

CYMER, INC.

2005 EQUITY INCENTIVE PLAN

LONG-TERM INCENTIVE PROGRAM AWARD

PERFORMANCE RESTRICTED STOCK UNIT GRANT NOTICE

Cymer, Inc. (the “Company”), pursuant to Section 7(c) of its 2005 Equity Incentive Plan (the “Plan”) and its Long-Term Incentive Program (the “LTIP”), hereby awards to you as a participant under the LTIP a Performance Restricted Stock Unit award for the number of shares of the Company’s Common Stock to be determined as set forth herein (the “Award”). This Award is subject to all of the terms and conditions as set forth herein and in (i) the Award Determination, Vesting and Issuance Criteria, which is attached hereto and incorporated herein in its entirety, (ii) the applicable Performance Restricted Stock Unit Agreement, which is attached hereto and incorporated herein in its entirety, (iii) the Plan, which is available on the Company’s Intranet under the Human Resources section and is incorporated herein in its entirety, and (iv) the LTIP Summary Description, which is available on the Company’s Intranet under the Human Resources section and is incorporated herein in its entirety.

Participant:
Date of Grant:
Vesting Commencement Date:
Target Number of Shares:

Consideration:	Your Services to the Company

Award, Vesting and Issuance Criteria: The Target Number of Shares specified herein represents the number of shares that would become issuable pursuant to the Award if the Company were to achieve exactly 100% of each of the performance metrics described in Attachment I to this Grant Notice (the “Award Determination, Vesting and Issuance Criteria”). The number of shares subject to the Award that may become issuable to you, if any, are subject to increase or decrease based on the Company’s actual performance against such performance metrics and will be determined in accordance with conditions specified in the Award Determination, Vesting and Issuance Criteria.

Additional Terms/Acknowledgements: You acknowledge receipt of, and understand and agree to, this Performance Restricted Stock Unit Grant Notice, the Award Determination, Vesting and Issuance Criteria, the Performance Restricted Stock Unit Agreement, the Plan and the LTIP Summary Description. You also acknowledge receipt of the 2005 Equity Incentive Plan Prospectus; provided, however, that if you are an Employee, you acknowledge that the Prospectus is available for your review on the Company’s Intranet under the Human Resources section and that you also may receive a paper version of the Prospectus upon your request.

You further acknowledge that as of the Date of Grant, this Performance Restricted Stock Unit Grant Notice, the Award Determination, Vesting and Issuance Criteria, the Performance Restricted Stock Unit Agreement, the Plan and the LTIP Summary Description set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company pursuant to this Award and supersede all prior oral and written agreements on that subject with the exception of (i) Stock Awards (as defined in the Plan) previously granted and delivered to you under the Plan, and (ii) the following agreements only:

Other Agreements:

PARTICIPANT	CYMER, INC.

By:
Signature		Signature

Name:	Name:
Print		Print

Date:	Title:

Date:

ATTACHMENTS:

I - AWARD DETERMINATION, VESTING AND ISSUANCE CRITERIA

II - PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT

ATTACHMENT I

AWARD DETERMINATION, VESTING AND ISSUANCE CRITERIA

ATTACHMENT II

PERFORMANCE RESTRICTED STOCK UNIT AGREEMENT